                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                               April 29, 1994
                               --------------


                          Scotsman Industries, Inc.
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  Delaware
               ----------------------------------------------
               (State or other jurisdiction of incorporation)


           0-10182                               36-3635892
   ------------------------          --------------------------------
   (Commission File Number)          (IRS Employer Identification No.)


   775 Corporate Woods Parkway
   Vernon Hills, Illinois                          60061
   ---------------------------------------      ----------
   (Address of principal executive offices)     (Zip Code)


   Registrant's telephone number, including area code  (708) 215-4500
                                                       --------------






                    Exhibit Index is located on page 34.





   Item 2.   Acquisition or Disposition of Assets

             On April 29, 1994, the Registrant acquired DFC Holding Corporation, a Delaware corporation ("DFC"), and its wholly-owned subsidiary, The Delfield Company ("Delfield"), and Whitlenge Acquisition Limited ("WAL"), a private company limited by shares registered in England, and its wholly-owned subsidiary, Whitlenge Drink Equipment Limited ("Whitlenge"). DFC and WAL were formerly controlled by Onex Corporation, an Ontario corporation, and EJJM, an Ohio limited partnership of which the sole managing general partner is Matthew O. Diggs, Jr.

             The acquisitions took place pursuant to the terms and conditions of (i) a Merger Agreement, dated as of January 11, 1994, as amended by the First Amendment thereto, dated March 17, 1994 (the "Merger Agreement"), among the Registrant, Scotsman Acquisition Corporation, a wholly-owned subsidiary of the Registrant, DFC, Delfield, Onex Corporation, Onex DHC LLC, Pacific Mutual Life

   Insurance Company, PM Group Life Insurance Co., EJJM, Matthew O. Diggs, Jr., Timothy C. Collins, W. Joseph Manifold, Charles R. McCollom, Anita J. Moffatt Trust, Anita J. Moffatt, Remo Panella, Teddy F. Reed, Robert L. Schafer, Graham E. Tillotson, John A. Tilmann Trust, John A. Tilmann, Kevin E. McCrone, Michael P. McCrone, Ronald
   A. Anderson, and Continental Bank, N.A., providing for the merger (the "Merger") of Scotsman Acquisition Corporation with and into DFC, and
   (ii) a Share Acquisition Agreement, dated as of January 11, 1994, as amended by the First Amendment thereto, dated March 17, 1994 (the "Share Acquisition Agreement"), among the Registrant, WAL, Whitlenge, Onex Corporation, Onex U.S. Investments, EJJM, Matthew O. Diggs, Jr., Timothy C. Collins, Graham F. Cook, Christopher R.L. Wheeler, Michael de St. Paer and John Rushton, providing for the acquisition (the "Share Acquisition") by Scotsman Drink Limited, a wholly-owned subsidiary of the Registrant, of all of the outstanding capital stock
   of WAL.   The consideration paid for all of the outstanding capital
   stock of DFC and WAL in the Merger and the Share Acquisition consisted of (i) $30.4 million in cash, (ii) 1,200,000 shares of common stock of the Registrant, and (iii) 2,000,000 shares of Series A $0.62 cumulative convertible preferred stock of the Registrant, with an aggregate liquidation preference of $22.5 million and which are convertible, at the initial conversion rate, into 1,525,400 shares of common stock of the Registrant.

             The amount of the consideration paid was determined on the basis of negotiations between the Registrant, Onex Corporation and the former shareholders of DFC and WAL. Funds for the cash portion of the consideration paid in the Merger and the Share Acquisition were obtained under a Credit Agreement, dated April 29, 1994, among certain wholly-owned subsidiaries of the Registrant, the banks named therein, and The First National Bank of Chicago, as agent, a copy of which was







   filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended April 3, 1994.

             There was no material relationship between, on the one hand, Onex Corporation or any of the shareholders of DFC and WAL and, on the other hand, the Registrant, any affiliate of the Registrant, any person who was a director or officer of the Registrant prior to the Merger and the Share Acquisition, or any associate of any such person. Under the terms of the Merger Agreement, however, Timothy C. Collins and Matthew O. Diggs, Jr. were appointed directors of the Registrant following consummation of the Merger and the Share Acquisition. Mr. Collins was a shareholder of DFC and WAL and is a Managing Director of an affiliate of Onex, and Matthew O. Diggs, Jr., is the sole managing general partner of EJJM, a former shareholder of DFC and WAL. Kevin
   E. McCrone, the president of Delfield, and Michael de St. Paer, the managing director of Whitlenge, also became executive officers of the Registrant following consummation of the Merger and the Share Acquisition.


             Delfield, which is headquartered in Mt. Pleasant, Michigan, manufactures and sells refrigerated foodservice equipment, primarily in the United States. Whitlenge, which is located near Birmingham, England, manufactures and sells drink dispensing equipment, primarily in the United Kingdom and other countries in Western Europe. The Registrant intends to continue to operate such businesses and to use, for such purposes, plant, equipment or physical property acquired in connection with the acquisition.

             Additional information responsive to this item has been previously reported in the Registrant's Registration Statement on Form S-4, as amended (No. 33-52033).

   Item 7.   Financial Statements and Exhibits

        (a)  Financial Statements of Businesses Acquired
             -------------------------------------------

             The following financial statements have been previously reported in the Registrant's Registration Statement on Form S-4, as amended (No. 33-52033): (i) the audited financial statements of DFC and Delfield for the years ended December 31, 1993 and 1992 and for the period from April 27, 1991 to December 31, 1991, (ii) the audited financial statements of the Delfield Division of Alco Standard

   Corporation for the period from October 1, 1990 to April 26, 1991 and for the year ended September 30, 1990, (iii) the unaudited condensed consolidated financial statements of WAL and subsidiaries for the three months ended December 31, 1993 and December 31, 1992, (iv) the audited consolidated financial statements of WAL as of and for the year ended September 30, 1993 and the six-month period ended September







   30, 1992, and (v) the audited financial statements of Whitlenge for the six-month period ended March 31, 1992 and the year ended September 30, 1991.

             The following financial statements are filed as a part of this report:

        (1)  DFC Holding Corporation d/b/a The Delfield Company:

             -- Statements of Financial Position as of March 31, 1994 (Unaudited) and December 31, 1993

             -- Income Statements for the three months ended March 31, 1994 and 1993 (unaudited)

             -- Statements of Cash Flow for the three months ended March 31, 1994 and 1993 (unaudited)


             -- Notes to Financial Statements for the three months ended March 31, 1994 and 1993.

        (2)  Whitlenge Acquisition Limited and Subsidiaries:

             -- Condensed Consolidated Income Statements for the Three Months Ended 31 March 1994 and 31 March 1993
                  (unaudited)

             --   Condensed Statements of Accumulated Deficit and
                  Reconciliation of Movements in Shareholders' Funds for the Three Months Ended 31 March 1994 and 31 March 1993 (unaudited)

             -- Condensed Consolidated Income Statements for the Six Months Ended 31 March 1994 and 31 March 1993
                  (unaudited)

             --   Condensed Statements of Accumulated Deficit and
                  Reconciliation of Movements in Shareholders' Funds for the Six Months Ended 31 March 1994 and 31 March 1993 (unaudited)

             -- Condensed Consolidated Balance Sheets as of 31 March 1994 (Unaudited) and 30 September 1993


             -- Condensed Consolidated Cash Flow Statements for the Six Months Ended 31 March 1994 and 31 March 1993
                  (unaudited)









             -- Reconciliation of Operating Profit to Net Cash Inflow from Operating Activities for the Six Months Ended 31 March 1994 and 31 March 1993

             -- Notes to the Condensed Financial Statements for the Three Months and Six Months Ended 31 March 1994 and 31 March 1993

        (b)  Pro Forma Financial Statements.
             -------------------------------

             The following pro forma financial statements are filed as part of this report:

        -- Unaudited Pro Forma Condensed Consolidated Balance Sheet as of January 2, 1994

        --   Unaudited Pro Forma Condensed Combining Balance Sheet as of

             January 2, 1994

        -- Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended January 2, 1994

        -- Unaudited Pro Forma Condensed Combining Statement of Income for the Year Ended January 2, 1994

        -- Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 3, 1994

        -- Unaudited Pro Forma Condensed Combining Balance Sheet as of April 3, 1994

        -- Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended April 3, 1994

        -- Unaudited Pro Forma Condensed Combining Statement of Income for the Three Months Ended April 3, 1994.

        (c)  Exhibits
             --------

        Exhibit 2.1    -    Agreement and Plan of Merger, dated as of
                            January 11, 1994, among Scotsman Industries,

                            Inc., Scotsman Acquisition Corporation, DFC
                            Holding Corporation, The Delfield Company,
                            Onex Corporation, Onex DHC LLC, Pacific
                            Mutual Life Insurance Co., PM Group Life
                            Insurance Co., EJJM, Matthew O. Diggs, Jr.,
                            Timothy C. Collins, W. Joseph Manifold,







                            Charles R. McCollom, Anita J. Moffatt Trust,
                            Anita J. Moffatt, Remo Panella, Teddy F.
                            Reed, Robert L. Schafer, Graham E. Tillotson, John A. Tilmann Trust, John A. Tilmann, Kevin
                            E. McCrone, Michael P. McCrone, Ronald A.
                            Anderson and Continental Bank N.A.
                            (incorporated by reference herein to the Company's 8-K, dated January 13, 1994, File No. 0-10182), as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 17, 1994 (incorporated by reference herein to the Company's 10-K for the fiscal year ended January 2, 1994).

        Exhibit 2.2    -    Share Acquisition Agreement, dated as of
                            January 11, 1994, among Scotsman Industries,
                            Inc., Whitlenge Acquisition Limited,
                            Whitlenge Drink Equipment Limited, Timothy C.

                            Collins, Graham F. Cook, Christopher R.L.
                            Wheeler, Michael de St. Paer and John Rushton (incorporated by reference herein to the Company's 8-K, dated January 13, 1994, File No. 0-10182), as amended by the First Amendment to Share Acquisition Agreement, dated as of March 17, 1994 (incorporated by reference herein to the Company's 10-K for the fiscal year ended January 2, 1994).

        Exhibit 4.1    -    Rights Agreement dated as of April 14,  1989
                            between Scotsman Industries, Inc. and Harris
                            Trust & Savings Bank (incorporated herein by reference to the Company's 8-K, dated April
                            25, 1989, File No. 0-10182), as amended by
                            Amendment No. 1 thereto, dated as of January
                            11, 1994 (incorporated herein by reference to Scotsman Industries, Inc. Amendment No. 4 to
                            General Form for Registration of Securities on Form 10/A, as filed with the Commission on January 27, 1994, File No. 0-10182).

        Exhibit 4.2    -    Certificate of Designations of Series A $0.62
                            Cumulative Convertible Preferred Stock of
                            Scotsman Industries, Inc. (incorporated by

                            reference to the Company's Registration
                            Statement on Form S-4, as amended, No. 33-
                            52033)

        Exhibit 12     -    Scotsman Industries, Inc. Ratio of Earnings
                            to Fixed Charges







   DFC HOLDING CORPORATION
   D/B/A THE DELFIELD COMPANY
   STATEMENTS OF FINANCIAL POSITION
   As of March 31, 1994 (Unaudited) and December 31, 1993
   ($000'S omitted)

                                                               March 31,          December 31,
                                                               1994               1993
                                                               --------           --------
     ASSETS                                                 (Unaudited)
     Current Assets
       Cash                                                   $    348           $    499
       Accounts receivable, net of allowances                   10,888              9,920
       Inventories                                              12,971             13,410
       Prepaid expenses and other current assets                   556                846

                                                              --------           --------
         Total current assets                                   24,763             24,675

     Property, plant and equipment                              20,664             20,454
     Less:  accumulated depreciation                             2,531              2,276
       Net property, plant and equipment                        18,133             18,178
     Debt issuance costs, net of amortization                      634                676
     Other assets, net of amortization                             498                526
                                                              --------           --------
     Total assets                                             $ 44,028           $ 44,055
                                                              ========           ========
     LIABILITIES AND DEFICIT
     Current Liabilities
       Trade accounts payable                                 $  5,179           $  4,113
       Accrued expenses                                          8,980              8,050
       Current portion, long-term liabilities                    4,090              4,088
                                                              --------           --------
         Total current liabilities                              18,249             16,251

     Deferred federal income taxes                               1,688              1,688
     Revolving note payable                                      7,900             10,500
     Long-term debt                                             16,040             16,801
     Other long-term liabilities                                 1,069              1,094
                                                              --------           --------
     Total liabilities                                          44,946             46,334


     Commitments and contingencies                                   0                  0
     Preferred stock                                                 0                  0
     Common stock                                                   64                 64
     Additional paid-in-capital                                  6,381              6,381
     Retained deficit                                           (7,363)            (8,724)







                                                              --------           --------
     Total deficit                                                (918)            (2,279)
                                                              --------           --------
     Total liabilities and deficit                            $ 44,028           $ 44,055
                                                              ========           ========

     The accompanying notes are an integral part of these Statements of Financial Position.


















































   DFC HOLDING CORPORATION
   D/B/A THE DELFIELD COMPANY
   INCOME STATEMENTS
   For the three months ended March 31, 1994, and 1993
   Unaudited
   ($000'S omitted)

                                     For the three months ended
                                                               March 31,          March 31,
                                                               1994               1993
                                                               --------           --------
     Net sales                                                 $ 24,582           $ 19,014
     Cost of sales                                               18,578             14,354
                                                               --------           --------
     Gross margin                                                 6,004              4,660
     Selling, general and administrative costs                    3,241              2,996

                                                               --------           --------
     Operating income                                             2,763              1,664
     Interest expense                                               563                600
                                                               --------           --------
     Pretax income                                                2,200              1,064
     Provision for income taxes                                     839                407
                                                               --------           --------
     Net income                                                $  1,361           $    657
                                                               ========           ========

     The accompanying notes are an integral part of these Income Statements




























   DFC HOLDING CORPORATION
   D/B/A THE DELFIELD COMPANY
   STATEMENTS OF CASH FLOW
   For the three months ended March 31, 1994, and 1993
   Unaudited
   ($000'S omitted)

                                     March 31,          March 31,
                                                               1994               1993
                                                               --------           --------
     Operating Activities
       Net income                                             $  1,361           $    657
       Adjustments to net income to net cash
         provided by operating activities:
           Depreciation and amortization                           322                285
             Decrease (increase) in inventories                    439             (1,247)

             (Increase) in receivables                            (968)            (1,607)
             Increase in accounts payable and
               accrued expenses                                  1,119                101
             Other working capital changes                       1,167                707
             Decrease (increase) in other liabilities              (25)                 1
                                                              --------           --------
     Net cash provided by (used in) operating activities         3,415             (1,103)

     Investing Activities
       Purchase of plant and equipment                            (210)              (241)
       Net decrease (increase) in other assets                       3                 (7)
                                                              --------           --------
     Net cash used in investing activities                        (207)              (248)

     Financing Activities
       (Decrease) Increase in revolving note payable             (2600)               800
       Payments of long-term debt                                 (759)               (58)
       Issuance of stock                                             0                145
                                                              --------           --------
     Net cash (used in) provided by
       financing activities                                     (3,359)               887

     Net (decrease) in cash                                       (151)              (464)
     Cash at beginning of period                                   499              1,267
                                                              --------           --------

     Cash at end of period                                    $    348           $    803
                                                              ========           ========

     Interest paid during the period                               571                633
     Income taxes (refunded) paid during
       the period                                                 (605)                41







     The accompanying notes are an integral part of these Statements of Cash Flows.























































   DFC  HOLDING CORPORATION
   D/B/A THE DELFIELD COMPANY
   NOTES TO FINANCIAL STATEMENTS
   For the three months ended March 31, 1994 and 1993

   1.  Basis of Presentation

   The condensed consolidated financial statements include the accounts of the DFC Holding Company and its subsidiaries (the "Company"). Accounting policies used in the preparation of the quarterly condensed financial statements are consistent with the accounting policies described in the notes to the financial statements for the year ended December 31, 1993. In the opinion of management, the interim financial statements reflect all adjustments which are necessary for a fair presentation of the Company's financial position, results of operations and cash flows for the interim periods presented. The results for such interim periods are not necessarily indicative of results for the full year. The financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 1993 and the accompanying notes thereto.

   2.  Inventories

                                     March 31, 1994     December 31, 1993
                                                                 (Unaudited)
                                                               $000's             $000's
                                                               --------           --------
     Raw materials                                             $  3,285           $  3,867
     Work in progress                                             5,763              5,802
     Finished goods                                               3,923              3,741
                                                               --------           --------
                                                               $ 12,971           $ 13,410
                                                               ========           ========

     3.  Contingency

   In February 1992, a fire at a hotel is reported to have resulted in the deaths of several persons, injuries to other persons, and significant property damage. Lawsuits alleging that a refrigerator manufactured by the Company was the cause of the fire have been brought against the Company by several parties, including the hotel and the estates of three deceased persons.


   Management believes that the equipment was manufactured and sold by the former owner which has indemnified the Company for losses from certain product liability claims involving that equipment. Management believes that insurance coverage is adequate to protect it from significant loss as a result of the fire if, and to the extent that,







   the indemnification obligation is not applicable to certain losses or the former owner is unable to fulfill its indemnification obligation.
























































   WHITLENGE ACQUISITION LIMITED AND SUBSIDIARIES
   Financial Statements for the Three Months Ended
   31 March 1994 and 31 March 1993

   CONDENSED CONSOLIDATED INCOME STATEMENTS
   In thousands of pounds sterling
   (Unaudited)

                                     3 Months           3 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------
     Total sales                                                  2,902              2,889
                                                              ---------          ---------
     Cost of sales                                                2,014              1,999
     Selling, general and administrative expenses                   581                650

                                                              ---------          ---------
     Total costs and operating expenses                           2,595              2,649
                                                              ---------          ---------
     Income from operations                                         307                240
     Net interest payable                                            41                100
                                                              ---------          ---------
     Income before income taxes                                     266                140
     Provision for income taxes                                      96                 51
                                                              ---------          ---------
     Net income                                                     170                 89
     Preference stock dividends                                      30                 30
                                                              ---------          ---------
     Net income attributable to common shareholders                 140                 59
                                                              =========          =========

     CONDENSED STATEMENTS OF ACCUMULATED DEFICIT AND RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
   (Unaudited)

   Accumulated deficit brought forward                        (1,961)            (2,657)
     Net income                                                    170                 89
                                                             ---------          ---------
                                                                (1,791)            (2,568)
     Less dividends declared:

       Preference stock                                             30                 30
                                                             ---------          ---------
     Accumulated deficit at period end                          (1,821)            (2,598)
     Capital stock brought forward                               3,000              3,000
                                                             ---------          ---------
     Shareholders' equity at period end                          1,179                402
                                                             =========          =========








   All items dealt with in arriving at the income from operations relate to continuing activities.

   The Company has no recognized gains and losses other than those included in income, and therefore no separate statement of total recognized gains and losses has been presented.

   There is no difference between the results for the periods above, and the historical cost equivalent.

   The accompanying notes form an integral part of these financial statements.

















































   WHITLENGE ACQUISITION LIMITED AND SUBSIDIARIES
   CONDENSED CONSOLIDATED BALANCE SHEETS
   As of 31 March 1994 (Unaudited) and 30 September 1993
   In thousands of pounds sterling

                                     31 March           30 Sept.
                                                               1994               1993
                                                               ---------          ---------
                                                                                  (Unaudited)
     ASSETS
     Current assets
       Cash and cash equivalents                                 1,399              2,260
       Accounts receivable, net of allowance
         for doubtful accounts of 18                             2,223              1,978
       Inventories                                               2,965              2,805
       Other current assets                                        141                138

                                                             ---------          ---------
         Total current assets                                    6,728              7,181

     Property, plant and equipment                                 612                600
     Other non-current assets                                        1                  1
                                                             ---------          ---------
     Total assets                                                7,341              7,782
                                                             =========          =========
     LIABILITIES AND SHAREHOLDERS' EQUITY
     Current liabilities
       Current maturities of long term debt                        748                745
       Accounts payable                                          1,757              2,001
       Accrued expenses                                            505                905
       Current income taxes                                        701                539
                                                             ---------          ---------
         Total current liabilities                               3,711              4,190

     Long term debt, exclusive of current maturities             2,450              2,781
     Other liabilities                                               1                  1

     Total liabilities                                           6,162              6,972
                                                             ---------          ---------
     Commitments and contingent liabilities                         --                 --

     Shareholder's equity

     Common stock:  par value 1 pound sterling
       Class A                                                     150                150
       Class B                                                     775                775
       Class C                                                      75                 75
     Preference Stock:
       Par value 100 pounds sterling                             2,000              2,000







       Accumulated deficit                                      (1,821)            (2,190)
                                                             ---------          ---------
         Total shareholders' equity                              1,179                810
                                                             ---------          ---------
     Total liabilities and shareholders' equity                  7,341              7,782
                                                             =========          =========

     The accompanying notes form an integral part of these financial statements.














































   WHITLENGE ACQUISITION LIMITED AND SUBSIDIARIES
   Financial Statements for the  Six Months Ended
   31 March 1994 and 31 March 1993

   CONDENSED CONSOLIDATED INCOME STATEMENTS
   In thousands of pounds sterling
   (Unaudited)

                                     6 Months           6 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------
     Total sales                                                 6,334              6,201
                                                             ---------          ---------
     Cost of sales                                               4,409              4,287
     Selling, general and administrative expenses                1,161              1,186

                                                             ---------          ---------
     Total costs and operating expenses                          5,570              5,473
                                                             ---------          ---------
     Income from operations                                        764                728
     Net interest payable                                           94                154
                                                             ---------          ---------
     Income before income taxes                                    670                574
     Provision for income taxes                                    241                207
                                                             ---------          ---------
     Net income                                                    429                367
     Preference stock dividends                                     60                 60
                                                             ---------          ---------
     Net income attributable to common shareholders                369                307
                                                             =========          =========

     CONDENSED STATEMENTS OF ACCUMULATED DEFICIT AND RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

   (Unaudited)

     Accumulated deficit brought forward                        (2,190)            (2,905)
     Net income                                                     429               367
                                                              ---------         ---------
                                                                (1,761)            (2,538)

     Less dividends declared:
       Preference stock                                              60                60
                                                              ---------         ---------
     Accumulated deficit at period end                          (1,821)            (2,598)
     Capital stock brought forward                                3,000             3,000
                                                              ---------         ---------
     Shareholders' equity at period end                           1,179               402
                                                              =========         =========

     All items dealt with in arriving at the income from operations relate to continuing activities.





   The Company has no recognized gains and losses other than those included in income, and therefore no separate statement of total recognized gains and losses has been presented.

   There is no difference between the results for the periods above, and the historical cost equivalent.


























































   WHITLENGE ACQUISITION LIMITED AND SUBSIDIARIES
   Financial Statements for the Six Months Ended
   31 March 1994 and 31 March 1993

   CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
   In thousands of pounds sterling
   (Unaudited)

                                     6 Months           6 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------
     Net cash inflow from operating activities                    (376)               442
                                                             ---------          ---------
     Returns on investments and servicing of finance
       Interest received                                            37                 62

       Interest paid                                               (22)               (80)
                                                             ---------          ---------
     Net cash outflow from returns on investments
        and servicing of finance                                    15                (18)

     Taxation
       United Kingdom corporation tax paid                         (80)                --
                                                             ---------          ---------
     Investing activities
       Purchases of property, plant and equipment                  (92)              (193)

     Net cash outflow from investing activities                    (92)              (193)

     Financing
       New finance leases                                           37                 --
       Bank loans (repaid) taken out                              (350)              (800)
       Payment of principal under capital leases                   (15)               (13)
                                                             ---------          ---------
     Net (decrease)/ increase in cash and cash equivalents        (861)              (582)
       Cash and cash equivalents at beginning of period          2,260              2,400
                                                             ---------          ---------
       Cash and cash equivalents at end of period                1,399              1,818
                                                             =========          =========

     The accompanying notes form an integral part of these financial statements.












   WHITLENGE ACQUISITION LIMITED AND SUBSIDIARIES
   Financial Statements for the Six Months Ended
   31 March 1994 and 31 March 1993

   RECONCILIATION OF OPERATING PROFIT TO
   NET CASH INFLOW FROM OPERATING ACTIVITIES
   In thousands of pounds sterling
   (Unaudited)

                                     6 Months           6 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------
     Continuing operating activities:
       Income from operations                                      764                728
       Depreciation of property, plant and equipment                80                 94

       (Increase) decrease in accounts receivable                 (245)              (318)
       Decrease (Increase) in other current assets                  (3)                86
       (Increase) decrease in inventories                         (160)              (379)
       Increase (decrease) in accounts payable                    (244)               339
       Decrease in accrued expenses                               (568)              (108)
                                                             ---------           ---------
     Net cash inflow (outflow) from operating activities          (376)               442
                                                              =========          =========

     The accompanying notes form an integral part of these financial statements.




























   WHITLENGE ACQUISITION LIMITED AND SUBSIDIARIES
   Financial Statements for the Three Months and Six Months Ended
   31 March 1994 and 31 March 1993

   NOTES TO THE CONDENSED FINANCIAL STATEMENTS

   In thousands of pounds sterling

   1. Basis of Presentation

   The condensed consolidated financial statements include the accounts of Whitlenge Acquisition Limited and its subsidiaries (the "Company").

   Accounting policies used in the preparation of the quarterly condensed financial statements are consistent with the accounting policies described in the notes to the financial statements for the year ended 30 September 1993. In the opinion of management, the interim financial statements reflect all adjustments which are necessary for a fair presentation of the Company's financial position, results of operations and cash flows for the interim periods presented. The results for such interim periods are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the consolidated financial statements for the year ended 30 September 1993 and the accompanying notes thereto.

   2.  Inventories

                                     31 March           30 Sept.
                                                               1994               1993
                                                               ---------          ---------
                                                               (Unaudited)
             Raw materials and consumables                        2,450              1,920
             Work in progress                                       300                606
             Finished goods and goods for resale                    215                279
                                                              ---------          ---------
                                                                  2,965              2,805
                                                              =========          =========

     The replacement cost of stocks approximates to the value at which they are stated in the financial statements.


   3.  Summary of Differences between UK GAAP and US GAAP

   The financial statements are prepared in accordance with United Kingdom generally accepted accounting principles ("UK GAAP"), which differs in certain significant respects from United States Generally Accepted Accounting Principles ("US GAAP"). The approximate







   adjustments of significance to net income and shareholders' equity which would be required under US GAAP are shown in the tables below. Explanations for the adjustments are given in the notes to the financial statements for the year ended 30 September 1993.






















































   Adjusted Consolidated Net Income for the Period
   -----------------------------------------------

   The following table sets out a summary of the amounts reported in the consolidated income statements and the estimated adjustments required to conform with US GAAP.

                                     3 Months           3 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------
                                                               (Unaudited)        (Unaudited)
     Net income for the period (as reported under UK GAAP)         170                 89
     Goodwill amortization                                         (21)               (21)
     Estimated net income for the period under US GAAP             149                 68
     Preference stock dividends                                    (30)               (30)

                                                             ---------          ---------
     Estimated net income attributable to common                   119                 38
       shareholders under US GAAP                            =========          =========

                                                               6 Months           6 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------

                                                               (Unaudited)        (Unaudited)
     Net income for the period (as reported under UK GAAP)          429                367
     Goodwill amortization                                         (42)               (42)
     Estimated net income for the period under US GAAP              387                325
     Preference stock dividends                                    (60)               (60)
                                                              ---------          ---------
     Estimated net income attributable to common                    327                265
       shareholders under US GAAP                             =========          =========

   Adjusted Shareholders' Equity
   -----------------------------

   The following table sets out a summary of the amounts reported as consolidated shareholders' equity and the estimated adjustments required to conform with US GAAP.










                                     31 March           30 Sept.
                                                               1994               1993
                                                               ---------          ---------
                                                               (Unaudited)
     Shareholders' equity under UK GAAP                           1,179                810
     Recognition of goodwill                                      3,375              3,375
     Pension costs                                                (120)              (120)
     Deferred tax                                                    69                 69
     Goodwill amortization                                        (168)              (126)
     Reclassification of preference stock                       (2,000)            (2,000)
                                                              ---------          ---------
     Estimated shareholders' equity under US GAAP                 2,335              2,008
                                                              =========          =========

     Cash Flow Statement
   -------------------


   Under UK GAAP, the cash flow statement format differs from that under US GAAP. For US GAAP purposes, the following cash flow headings and totals would have been reported:

                                     6 Months           6 Months
                                                               Ended              Ended
                                                               31 March 1994      31 March 1993
                                                               ---------          ---------
                                                               (Unaudited)        (Unaudited)
     Net cash (used in) provided by operating activities          (441)               424
     Net cash used in financing activities                        (328)              (813)
     Net cash used in investing activities                         (92)              (193)
     Net decrease in cash and cash equivalents                    (861)              (582)























                          SCOTSMAN INDUSTRIES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
          For the Year Ended January 2, 1994 and as of and for the
                      Three Months Ended April 3, 1994
                   (000's omitted, except per share data)


   Introduction:

The following pro form condensed financial statements should be read in conjunction with the historical financial statements and related notes thereto of Scotsman, DFC and WAL previously reported in Scotsman's Registration Statement on Form S-4, as amended (No. 33-52033), Annual Report on Form 10-K for the Fiscal Year Ended January 2, 1994, and Quarterly Report on Form 10-Q for the Quarterly Period Ended April 3, 1994 or included elsewhere in this report. The fiscal year of Scotsman ends on the Sunday nearest to December 31, the fiscal year of

   DFC is December 31 and the fiscal year end of WAL is September 30.

The unaudited pro forma condensed consolidated statements of income for the year ended January 2, 1994 and for the three months ended April 3, 1994 have been prepared as if the acquisition of DFC and WAL by Scotsman had occurred at the beginning of Scotsman's 1993 fiscal year and 1994 fiscal year, respectively. The unaudited pro forma condensed balance sheets as of January 2, 1994 and April 3, 1994, have been prepared to reflect the acquisition of DFC and WAL by Scotsman at January 2, 1994 and April 3, 1994, respectively.


























   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
   As of January  2, 1994
   (In thousands)

                                      Historical <F1>
                                                    ----------------------------------
                                                                 DFC and
                                                                     WAL                    Pro Forma
                                                    Scotsman     Combined<F9>  Subtotal     Adjustments      Pro Forma
                                                    --------     -----------   --------     -----------      ---------
     ASSETS
     Current Assets
       Cash and temporary cash investments            $  8,462     $  3,889    $ 12,351       $(638)<F3>     $ 11,713
       Trade accounts and notes receivable, net         28,578       12,887      41,465            0           41,465
       Inventories                                      25,693       17,618      43,311            0           43,311

       Deferred income taxes                             3,748          119       3,867            0            3,867
       Other current assets                              1,701        1,053       2,754            0            2,754
                                                      --------     --------    --------     --------         --------
       Total current assets                             68,182       35,566     103,748         (638)         103,110

     Properties and equipment, net                      19,867       19,078      38,945            0           38,945
     Cost of investments in acquired
       businesses in excess of net
       assets at acquisition, net                       11,320        4,874      16,194      69,283 <F7>       85,477
     Debt issuance costs                                     0          676         676        (676)<F5>          0
     Other noncurrent assets                             3,804          528       4,332            0            4,332
                                                      --------     --------    --------     --------         --------
     Total assets                                     $103,173     $ 60,722    $163,895     $ 67,969         $231,864
                                                      ========     ========    ========     ========         ========

     LIABILITIES AND SHAREHOLDERS' EQUITY
     Current Liabilities
     Short-term debt and current maturities
       of long-term debt and capitalized
       lease obligations                              $  2,707     $  5,206    $  7,913    $ (4,829)<F8>     $  3,084
       Trade accounts payable                           11,743        7,115      18,858            0           18,858
       Accrued income taxes                              2,087          807       2,894            0            2,894
       Accrued expenses                                 15,327        9,403      24,730        1,862<F4>       26,592
                                                      --------     --------    --------      -------         --------
       Total current liabilities                        31,864       22,531      54,395       (2,967)          51,428


     Long-term debt and capitalized lease
       obligations                                      29,469       31,471      60,940       35,177<F2>       96,117
     Deferred income taxes                                 435        1,703       2,138            0            2,138
     Other noncurrent liabilities                        7,411        1,276       8,687        2,000<F7>       10,687
                                                      --------     --------    --------     --------         --------
     Total liabilities                                  69,179       56,981     126,160       34,210          160,370

     Redeemable preferred stock                             0         3,000       3,000      (3,000)<F6>          0
     Shareholders' equity
       Common stock                                        721        1,564       2,285      (1,444)<F6>          841
       Preferred stock                                      0           0           0         22,500<F6>       22,500




       Additional paid in capital                       20,557        6,381      26,938        8,499<F6>       35,437
       Retained earnings (deficit)                      20,855      (6,803)      14,052        6,803<F6>       20,855
       Deferred compensation and
       unrecognized pension cost                          (54)          0          (54)            0             (54)
       Foreign currency translation adjustment         (6,741)        (401)     (7,142)          401<F6>      (6,741)
       Less:  Common stock held in treasury            (1,344)          0       (1,344)            0          (1,344)
                                                      --------     --------    --------     --------         --------
     Total shareholders' equity                         33,994          741      34,735       36,759<F6>       71,494
                                                      --------     --------    --------     --------         --------
     Total liabilities and shareholders' equity       $103,173     $ 60,722    $163,895    $  67,969         $231,864
                                                      ========     ========    ========    =========         ========


















































   NOTES:

   <F1>  Includes the balance sheets of Scotsman, DFC, and WAL as of
   January 2, 1994, December 31, 1993 and September 30, 1993, respectively.

   <F2>  Represents new borrowings required to finance the acquisition
   ($62,523) net of payment of certain amounts of the acquired entities existing debt ($32,175), net of current portions ($4,829).

   <F3>  Represents payment of acquired entities accrued interest balances with existing cash.

   <F4>  Includes payment of acquired entities accrued interest balances with existing cash. Also includes the allocation of the purchase price to the estimated fair value of the net assets acquired.

   <F5>  Represents write-off of DFC capitalized debt issuance costs from a previous recapitalization.

   <F6>  Represents Scotsman common stock issued ($120) net of acquired entities common stock retired ($1,564); Scotsman convertible preferred stock issued ($22,500); additional paid in capital on Scotsman common stock issued ($14,880) net of retirement of acquired entities additional paid in capital ($6,381); retirement of acquired entities net retained earnings balance ($6,803); retirement of acquired entities redeemable preferred stock ($3,000); and retirement of acquired entities unfavorable foreign currency translation adjustment ($401).

   <F7>  Represents the allocation of the purchase price to the estimated fair value of the net assets acquired.

   <F8>  Represents the reclassification from current portion to long-
   term debt in accordance with Scotsman's new financing agreements.

   <F9>  See the Unaudited Pro Forma Condensed Combining Balance Sheet as
   of January 2, 1994 on the following page.






















   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
   As of January 2, 1994
   (In thousands)

                                          WAL
                                              -----------------------------------------------------
                                                       British Pounds Sterling                  US Dollars
                                              --------------------------------------     ----------------------
                                                                Adjust                                               DFC and
                                                                   to                                                    WAL
                                                 UK GAAP<F1>US GAAP<F2>       US GAAP    US GAAP<F3>     DFC<F1>    Combined
                                                  ----------  ---------       --------    ----------      ------    --------
     ASSETS
     Current Assets
       Cash and temporary cash investments             2,260          0          2,260     $  3 ,390    $    499    $  3,889

       Trade accounts and notes receivable, net        1,978          0          1,978         2,967       9,920      12,887
       Inventories                                     2,805          0          2,805         4,208      13,410      17,618
       Deferred income taxes                              0          79             79           119           0         119
       Other current assets                              138          0            138           207         846       1,053
                                                      ------     ------         ------        ------      ------      ------
       Total current assets                            7,181         79          7,260        10,891      24,675      35,566

     Properties and equipment, net                       600          0            600           900      18,178      19,078
     Cost of investments in acquired
       businesses in excess of net
       assets at acquisition, net                          0      3,249          3,249         4,874           0       4,874
     Debt issuance costs                                   0          0              0             0         676         676
     Other noncurrent assets                               1          0              1             2         526         528
                                                      ------     ------         ------        ------      ------      ------
       Total assets                                    7,782      3,328         11,110      $ 16,667    $ 44,055    $ 60,722
                                                      ======     ======         ======        ======      ======      ======

     LIABILITIES AND SHAREHOLDERS' EQUITY
     Current Liabilities
       Short-term debt and current maturities
       of long-term debt and capitalized
       lease obligations                                 745          0            745      $  1,118    $  4,088    $  5,206
       Trade accounts payable                          2,001          0          2,001         3,002       4,113       7,115
       Accrued income taxes                              539          0            539           807           0         807
       Accrued expenses                                  905          0            905         1,353       8,050       9,403

                                                      ------     ------         ------        ------      ------      ------
       Total current liabilities                       4,190          0          4,190         6,280      16,251      22,531

     Long-term debt and capitalized lease
       obligations                                     2,781          0          2,781         4,170      27,301      31,471
     Deferred income taxes                                 0         10             10            15       1,688       1,703
     Other noncurrent liabilities                          1        120            121           182       1,094       1,276
                                                      ------     ------         ------        ------      ------      ------
       Total liabilities                               6,972        130          7,102        10,647      46,334      56,981

     Redeemable preferred stock                            0      2,000          2,000         3,000           0       3,000
     Shareholders' equity




       Common stock                                    1,000          0          1,000         1,500          64       1,564
       Preferred stock                                 2,000    (2,000)              0             0           0           0
       Additional paid in capital                          0          0              0             0       6,381       6,381
       Retained earnings (deficit)                   (2,190)      3,198          1,008         1,921     (8,724)     (6,803)
       Deferred compensation and unrecognized
        pension cost                                       0          0              0             0           0           0
       Foreign currency translation adjustment             0          0              0         (401)           0       (401)
     Less:  Common stock held in treasury                  0          0              0             0           0           0
                                                      ------     ------         ------      --------      ------      ------
     Total shareholders' equity (deficit)                810      1,198          2,008         3,020     (2,279)         741
                                                      ------     ------         ------      --------      ------      ------
     Total liabilities and shareholders' equity        7,782      3,328         11,110      $ 16,667    $ 44,055    $ 60,722
                                                      ======     ======         ======        ======      ======      ======

     <F1> Represents historical balance sheets of WAL and DFC as of
   September 30, 1993 and December 31, 1993, respectively, and as presented in the financial statements section on page F-47 and F-3,

   respectively, of the proxy statement-prospectus included in the Registrant's Registration Statement on Form S-4, as amended (No. 33-52033).

   <F2> Represents adjustments from UK GAAP to US GAAP as discussed in footnote 3 to the WAL financial statements for the year ended
   September 30, 1993 on pages F-60 to F-62 of the proxy statement-prospectus included in the Registrant's Registration Statement on Form S-4, as amended (No. 33-52033).

   <F3> The WAL balance sheet in British pounds sterling is converted to
   US dollars using exchange rates discussed on page 9 of the proxy statement-prospectus included in Registrant's Registration Statement on Form S-4, as amended (No. 33-52033).


























   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
   For the Year Ended January 2, 1994
   (In thousands, except per share data)

                                       Historical<F1>
                                                    -----------------------------------
                                                                  DFC and
                                                                  WAL                       Pro Forma
                                                    Scotsman      Combined<F8>  Subtotal    Adjustments    Pro Forma
                                                    --------      -----------   --------    -----------    ---------
     Net sales                                        $163,952     $117,818    $281,770     $      0         $281,770
     Cost of sales                                     114,472       87,844     202,316            0          202,316
                                                      --------     --------    --------     --------         --------
     Gross profit                                       49,480       29,974      79,454            0           79,454
     Unusual charge                                          0          390         390            0              390

     Selling and administrative expenses                31,874       17,425      49,299        1,193<F5>       50,492
                                                      --------     --------    --------     --------         --------
     Income from operations                             17,606       12,159      29,765       (1,193)          28,572
     Interest expense, net                               4,235        2,868       7,103        1,909<F6>        9,012
                                                      --------     --------    --------     --------         --------
     Income before income taxes                         13,371        9,291      22,662       (3,102)          19,560
     Income taxes                                        5,989        3,651       9,640        (548)<F7>        9,092
                                                      --------     --------    --------     --------         --------
     Net income before extraordinary item and
       cumulative effect of accounting changes        $  7,382     $  5,640    $ 13,022     $ (2,554)        $ 10,468
                                                      ========     ========    ========     ========         ========

     Net income per share before extraordinary
     item and cumulative effect of
     accounting changes                              1.06 <F2>                                              1.08 <F4>

     Average number of common shares outstanding      7,001                                                9,726 <F3>

     Notes:

   <F1>  Includes the results of operations of Scotsman, DFC and WAL for the fiscal year ended January 2, 1994, December 31, 1993 and September 30, 1993, respectively.

   <F2>  Net income per share (EPS) excludes the dilutive effect of stock options outstanding as such effect is immaterial.

   <F3>   Pro forma weighted average number of common shares outstanding consists of 7,001 Scotsman shares plus 1,200 common shares issued for the acquisition plus 1,525 common stock equivalents (2,000 shares of preferred stock convertible into 1,525 shares of common stock).

   <F4>  EPS excludes the effect of up to 667 additional shares of common stock which are contingently issuable as additional purchase price if the acquired entities achieve certain combined earnings levels in fiscal year 1994. These earnings levels are based on earnings before interest, taxes, depreciation and amortization (EBITDA). The minimum




   level of EBITDA required in fiscal 1994 that would require issuance of any of the 667 contingent shares is approximately 23% higher than combined DFC and WAL EBITDA for the fiscal years ended December 31,1993 and September 30, 1993, respectively. If all 667 contingent shares are issued, approximately $8,340 of additional purchase price and approximately $209 of additional annual amortization expense will result. If all of these contingent shares were included in the above EPS calculation, EPS would have been $.99.

   <F5>  Represents amortization expense for the period of the allocation of the purchase price to the estimated fair value of the net assets acquired using a 40 year amortization period and elimination of management fees paid by DFC and WAL.

   <F6>  Represents net additional interest expense for the period.
   Consists of additional interest expense on new debt at 7% per annum ($2,124) and reduction of interest expense on refinanced debt ($215).


   <F7>  Represents the related tax effect of pro forma adjustments.

   <F8>  See the Unaudited Pro Forma Condensed Combining Statement of
   Income for the Year Ended January 2, 1994 on the following page.




































   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF INCOME
   For the year ended January 2, 1994
   (In thousands, except per share data)

                                                                                                                WAL
                                              -----------------------------------------------------
                                                           British Pounds Sterling             US Dollars
                                              ----------------------------------------   ---------------------
                                                                     Adjust                                          DFC and
                                                                         to                                              WAL
                                                 UK GAAP<F1>    US GAAP<F3>     US GAAP  US GAAP<F4>     DFC<F2>    Combined
                                                  ----------     ----------     -------   ----------      ------    --------
     Net sales                                        13,970              0      13,970     $ 24,168    $ 93,650    $117,818
     Cost of sales                                     9,994              0       9,994       17,290      70,554      87,844
                                                    --------       --------    --------     --------    --------    --------

     Gross profit                                      3,976              0       3,976        6,878      23,096      29,974
     Unusual charge                                        0              0           0            0         390         390
     Selling and administrative expenses               2,360             84       2,444        4,228      13,197      17,425
                                                    --------       --------    --------     --------    --------    --------
     Income from operations                            1,616           (84)       1,532        2,650       9,509      12,159
     Interest expense, net                               266              0         266          460       2,408       2,868
                                                    --------       --------    --------     --------    --------    --------
     Income before income taxes                        1,350           (84)       1,266        2,190       7,101       9,291
     Income taxes                                        514            (9)         505          874       2,777       3,651
                                                    --------       --------    --------     --------    --------    --------
     Net income before extraordinary item and
      cumulative effect of accounting changes            836           (75)         761        1,316       4,324       5,640
     Extraordinary item - recapitalization costs           0              0           0            0           0           0
                                                    --------       --------    --------     --------    --------    --------
     Net income before cumulative effect of
      accounting changes                                 836           (75)         761        1,316       4,324       5,640
     Cumulative effect of accounting changes               0              0           0            0           0           0
                                                    --------       --------    --------     --------    --------    --------
     Net income                                          836           (75)         761        1,316       4,324       5,640
     Preferred stock dividends                           120              0         120          208           0         208
                                                    --------       --------    --------     --------    --------    --------
     Net income attributable to common
      shareholders                                       716           (75)         641     $  1,108    $  4,324    $  5,432
                                                    ========       ========    ========     ========    ========    ========


     <F1> Represents the historical income statement of WAL for the fiscal year ended September 30, 1993 as presented on page F-46 of the proxy statement-prospectus included in the Registrant's Registration
   Statement on Form S-4, as amended (No. 33-53033).

   <F2> Represents the historical income statement of DFC for the year ended December 31, 1993 as presented in the financial statements on page F-4 of the proxy statement-prospectus included in the Registrant's Registration Statement on Form S-4, as amended (No. 33-52033).





   <F3> Represents adjustments from UK GAAP to US GAAP as discussed in footnote 20 to the WAL financial statements on pages F-60 to F-62 of the proxy statement-prospectus included in the Registrant's
   Registration Statement on Form S-4, as amended (No. 33-52033).

   <F4> Converted from British pounds sterling to US dollars using exchange rates discussed on page 9 of the proxy statement-prospectus included in the Registrant's Registration Statement on Form S-4, as amended (No. 33-52033).


















































   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA  CONDENSED CONSOLIDATED BALANCE SHEET
   As of April  3, 1994
   (In thousands)

                                                              Historical <F1>
                                                    -----------------------------
                                                                 DFC and
                                                                   WAL                      Pro Forma
                                                    Scotsman     Combined<F9>  Subtotal     Adjustments      Pro Forma
                                                    --------     -----------   --------     -----------      ---------
     ASSETS
     Current Assets
       Cash and temporary cash investments            $  4,669     $  2,419    $  7,088     $  (187)<F3>     $  6,901
       Trade accounts and notes receivable, net         35,034       14,178      49,212            0           49,212
       Inventories                                      26,702       17,359      44,061            0           44,061
       Deferred income taxes                             3,697          117       3,814            0            3,814

       Other current assets                              1,915          765       2,680            0            2,680
                                                      --------     --------    --------         --------     --------
         Total current assets                           72,017       34,838     106,855         (187)         106,668

     Properties and equipment, net                      20,013       19,039      39,052            0           39,052
     Cost of investments in acquired
       businesses in excess of net
       assets at acquisition, net                       11,449        4,746      16,195       67,483<F7>       83,678
     Debt issuance costs                                     0          634         634        (634)<F5>            0
     Other noncurrent assets                             4,728          499       5,227            0            5,227
                                                      --------     --------    --------      --------        --------
     Total assets                                     $108,207     $ 59,756    $167,963     $ 66,662         $234,625
                                                      ========     ========    ========      ========        ========

     LIABILITIES AND SHAREHOLDERS' EQUITY
     Current Liabilities
       Short-term debt and current maturities
         of long-term debt and capitalized
         lease obligations                            $  3,380     $  5,197    $  8,577    $ (4,820)<F8>     $  3,757
       Trade accounts payable                           14,867        7,779      22,646            0           22,646
       Accrued income taxes                              2,565        1,037       3,602            0            3,602
       Accrued expenses                                 13,659        9,727      23,386        2,313<F4>       25,699
                                                      --------     --------    --------     --------         --------
           Total current liabilities                    34,471       23,740      58,211       (2,507)          55,704


     Long-term debt and capitalized lease
       obligations                                      29,449       27,566      57,015       35,168<F2>       92,183
     Deferred income taxes                                 450        1,703       2,153            0            2,153
     Other noncurrent liabilities                        7,343        1,248       8,591        2,000<F7>       10,591
                                                      --------     --------    --------     --------         --------
     Total liabilities                                  71,713       54,257     125,970       34,661          160,631

     Redeemable preferred stock                              0        2,960       2,960      (2,960)<F6>            0
     Shareholders' equity
       Common stock                                        722        1,544       2,266      (1,424)<F6>          842
       Preferred stock                                       0            0           0       22,500<F6>       22,500
       Additional paid in capital                       20,613        6,381      26,994        8,499<F6>       35,493




       Retained earnings (deficit)                      22,224      (4,924)      17,300        4,924<F6>       22,224
       Deferred compensation & unrecognized
         pension cost                                     (32)            0        (32)            0             (32)
       Foreign currency translation adjustment         (5,689)        (462)     (6,151)          462<F6>      (5,689)
       Less:  Common stock held in treasury            (1,344)            0     (1,344)            0          (1,344)
                                                      --------     --------    --------     --------         --------
     Total shareholders' equity                         36,494        2,539      39,033       34,961<F6>       73,994
                                                      --------     --------    --------     --------         --------
     Total liabilities and shareholders'
       equity                                         $108,207     $ 59,756    $167,963     $ 66,662         $234,625
                                                      ========     ========    ========     ========         ========

     NOTES:

   <F1>  Includes the balance sheets of Scotsman as of April 3, 1994, and of DFC and WAL as of March 31, 1994, respectively.

   <F2>  Represents new borrowings required to finance the acquisition

   ($58,910) net of payment of certain amounts of the acquired entities existing debt ($28,562), net of current portions ($4,820).

   <F3>  Represents payment of acquired entities accrued interest balances with existing cash.

   <F4>  Includes payment of acquired entities accrued interest balances with existing cash. Also includes the allocation of the purchase price to the estimated fair value of the net assets acquired.

   <F5>  Represents write-off of DFC capitalized debt issuance costs from a previous recapitalization.

   <F6>  Represents Scotsman common stock issued ($120) net of acquired entities common stock retired ($1,544); Scotsman convertible preferred stock issued ($22,500); additional paid in capital on Scotsman common stock issued ($14,880) net of retirement of acquired entities additional paid in capital ($6,381); retirement of acquired entities net retained earnings balance ($4,924); retirement of acquired entities redeemable preferred stock ($2,960); and retirement of acquired entities unfavorable foreign currency translation adjustment ($462).

   <F7>  Represents the allocation of the purchase price to the estimated fair value of the net assets acquired.


   <F8>  Represents the reclassification from current portion to long-term debt in accordance with the company's new financing agreements.

   <F9>  See the Unaudited Pro Forma Condensed Combining Balance Sheet as
   of April 3, 1994 on the following page.







   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
   As of April 3, 1994
   (In thousands)

                                                                        WAL
                                                 --------------------------------------------------
                                                           British Pounds Sterling              US Dollars
                                                 -------------------------------------   ----------------------
                                                                     Adjust                                          DFC and
                                                                         to                                              WAL
                                                 UK GAAP<F1>    US GAAP<F3>     US GAAP  US GAAP<F4>     DFC<F2>    Combined
                                                  ----------     ----------     -------   ----------      ------    --------
     Assets
     Current Assets
       Cash and temporary cash investments             1,399              0       1,399     $  2,071    $    348    $  2,419

       Trade accounts and notes receivable, net        2,223              0       2,223        3,290      10,888      14,178
       Inventories                                     2,965              0       2,965        4,388      12,971      17,359
       Deferred income taxes                               0             79          79          117           0         117
       Other current assets                              141              0         141          209         556         765
                                                    --------       --------    --------     --------    --------    --------
     Total current assets                              6,728             79       6,807       10,075      24,763      34,838

     Properties and equipment, net                       612              0         612          906      18,133      19,039
     Cost of investments in acquired
       businesses in excess of net
       assets at acquisition, net                          0          3,207       3,207        4,746           0       4,746
     Debt issuance costs                                   0              0           0            0         634         634
     Other noncurrent assets                               1              0           1            1         498         499
                                                    --------       --------    --------     --------    --------    --------
     Total assets                                      7,341          3,286      10,627     $ 15,728    $ 44,028    $ 59,756
                                                    ========       ========    ========     ========    ========    ========

     Liabilities and Shareholders' Equity
     Current Liabilities
       Short-term debt and current maturities
         of long-term debt and capitalized
         lease obligations                               748              0         748     $  1,107    $  4,090    $  5,197
       Trade accounts payable                          1,757              0       1,757        2,600       5,179       7,779
       Accrued income taxes                              701              0         701        1,037           0       1,037
       Accrued expenses                                  505              0         505          747       8,980       9,727

                                                    --------       --------    --------     --------    --------    --------
     Total current liabilities                         3,711              0       3,711        5,491      18,249      23,740

     Long-term debt and capitalized lease
       obligations                                     2,450              0       2,450        3,626      23,940      27,566
     Deferred income taxes                                 0             10          10           15       1,688       1,703
     Other noncurrent liabilities                          1            120         121          179       1,069       1,248
                                                   ---------        -------    --------     --------    --------    --------
     Total liabilities                                 6,162            130       6,292        9,311      44,946      54,257

     Redeemable preferred stock                            0          2,000       2,000        2,960           0       2,960




     Shareholders' equity
       Common stock                                    1,000              0       1,000        1,480          64       1,544
       Preferred stock                                 2,000        (2,000)           0            0           0           0
       Additional paid in capital                          0              0           0            0       6,381       6,381
     Retained earnings (deficit)                     (1,821)          3,156       1,335        2,439     (7,363)     (4,924)
       Deferred compensation and unrecognized
         pension cost                                      0              0           0            0           0           0
       Foreign currency translation adjustment             0              0           0        (462)           0       (462)
       Less:  Common stock held in treasury                0              0           0            0           0           0
                                                    --------       --------    --------     --------    --------    --------
     Total shareholders' equity (deficit)              1,179          1,156       2,335        3,457       (918)       2,539
                                                    --------       --------    --------     --------    --------    --------
     Total liabilities and shareholders'
       equity                                          7,341          3,286      10,627     $ 15,728    $ 44,028    $ 59,756
                                                    ========       ========    ========     ========    ========    ========

     <F1>  Represents historical balance sheet of WAL and DFC as of March
   31, 1994, as presented elsewhere in this report.


   <F2>  Represents adjustments from UK GAAP to US GAAP as discussed in footnote 3 to the WAL financial statements for the three months ended March 31, 1994 on pages 16 to 18.

   <F3>  The WAL balance sheet in British pounds sterling is converted to
   US dollars using an exchange rate of 1.48 US dollars per British pound Sterling, which was the noon buying rate in New York City for cable transfers in British pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York on March 31, 1994.






























   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
   For the Three Months Ended April 3, 1994
   (In thousands, except per share data)

                                      Historical <F1>
                                                    ----------------------------------
                                                                   DFC and
                                                                     WAL                    Pro Forma
                                                    Scotsman     Combined<F8>  Subtotal     Adjustments      Pro Forma
                                                    --------     -----------   --------     -----------      ---------
     Net sales                                        $ 37,986     $ 28,906    $ 66,892    $       0         $ 66,892
     Cost of sales                                      26,800       21,579      48,379            0           48,379
                                                      --------     --------    --------     --------         --------
     Gross profit                                       11,186        7,327      18,513            0           18,513
     Unusual charge                                          0            0           0            0                0

     Selling and administrative expenses                 7,476        4,138      11,614          288<F5>       11,902
                                                      --------     --------    --------     --------         --------
     Income from operations                              3,710        3,189       6,899         (288)           6,611
     Interest expense, net                                 907          624       1,531          484<F6>        2,015
                                                      --------     --------    --------     --------         --------
     Income before income taxes                          2,803        2,565       5,368         (772)           4,596
     Income taxes                                        1,259          982       2,241        (139)<F7>        2,102
                                                      --------     --------    --------     --------         --------
     Net income before extraordinary item and

       cumulative effect of accounting changes        $  1,544     $  1,583    $  3,127     $   (633)        $  2,494
                                                      ========     ========    ========     ========         ========

     Net income per share before extraordinary
       item and cumulative effect of
       accounting changes                            0.22 <F2>                                               0.25<F4>
     Average number of common shares outstanding         7,136                                              9,861<F3>

     Notes:

   <F1>  Includes the results of operations of Scotsman for the three months ended April 3, 1994, and of DFC and WAL for the three months ended March 31, 1994.

   <F2>  Net income per share (EPS) includes the dilutive effect of stock options outstanding.

   <F3>  Pro forma weighted average number of common shares outstanding consists of 7,136 Scotsman shares plus 1,200 common shares issued for the acquisition plus 1,525 common stock equivalents (2,000 shares of preferred stock convertible into 1,525 shares of common stock).

   <F4>  EPS excludes the effect of up to 667 additional shares of common stock which are contingently issuable as additional purchase price if the acquired entities achieve certain combined earnings levels in fiscal year 1994. These earnings levels are based on earnings before interest, taxes, depreciation and amortization (EBITDA). The minimum




   level of EBITDA required in fiscal 1994 that would require issuance of any of the 667 contingent shares is higher than combined DFC and WAL EBITDA for the three months ended March 31, 1994 annualized to a twelve-month basis. If all 667 contingent shares are issued, approximately $8,340 of additional purchase price and approximately $52 of additional annual amortization expense for the period will result. If all of these contingent shares were included in the above EPS calculation, EPS would have been $.23.

   <F5>  Represents amortization expense for the period of the allocation of the purchase price to the estimated fair value of the net assets acquired using a 40 year amortization period and elimination of management fees paid by DFC and WAL.

   <F6>  Represents net additional interest expense for the period.
   Consists of additional interest expense on new debt at 7% per annum ($2,124) and reduction of interest expense on refinanced debt ($47).


   <F7>  Represents the related tax effect of pro forma adjustments.

   <F8>  See the Unaudited Pro Forma Condensed Combining Statement of
   Income for the Three Months Ended March 31, 1994 on the following page.



































   SCOTSMAN INDUSTRIES, INC.
   UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF INCOME
   For the Three Months Ended April 3, 1994
   (In thousands, except per share data)

                                                                                                                WAL
                                                 --------------------------------------------------
                                                           British Pounds Sterling             US Dollars
                                                 -------------------------------------   ----------------------
                                                                     Adjust                                          DFC and
                                                                         to                                              WAL
                                                 UK GAAP<F1>    US GAAP<F3>     US GAAP  US GAAP<F4>     DFC<F2>    Combined
                                                  ----------     ----------     -------   ----------      ------    --------
     Net sales                                         2,902              0       2,902     $  4,324    $ 24,582    $ 28,906
     Cost of sales                                     2,014              0       2,014        3,001      18,578      21,579
                                                    --------       --------    --------     --------    --------    --------

     Gross profit                                        888              0         888        1,323       6,004       7,327
     Unusual charge                                        0              0           0            0           0           0
     Selling and administrative expenses                 581             21         602          897       3,241       4,138
                                                    --------       --------    --------     --------    --------    --------
     Income from operations                              307           (21)         286          426       2,763       3,189
     Interest expense, net                                41              0          41           61         563         624
                                                    --------       --------    --------     --------    --------    --------
     Income before income taxes                          266           (21)         245          365       2,200       2,565
     Income taxes                                         96              0          96          143         839         982
                                                    --------       --------    --------     --------    --------    --------
     Net income before extraordinary item and
       cumulative effect of accounting changes           170           (21)         149          222       1,361       1,583
     Extraordinary item - recapitalization costs           0              0           0            0           0           0
                                                    --------       --------    --------     --------    --------    --------
     Net income before cumulative effect of
       accounting changes                                170           (21)         149          222       1,361       1,583
     Cumulative effect of accounting changes               0              0           0            0           0           0
                                                    --------       --------    --------     --------    --------    --------
     Net income                                          170           (21)         149          222       1,361       1,583
     Preferred stock dividends                            30              0          30           45           0          45
                                                    --------       --------    --------     --------    --------    --------
     Net income attributable to common
       shareholders                                      140           (21)         119     $    177    $  1,361    $  1,538
                                                    ========       ========    ========     ========    ========    ========


   <F1>  Represents the historical income statement of WAL for the three months ended March 31, 1994 as presented elsewhere in this report.

   <F2>  Represents the historical income statement of DFC for the three months ended March 31, 1994 as presented elsewhere in this report.

   <F3>  Represents adjustments from UK GAAP to US GAAP as discussed in footnote 3 to the WAL financial statements on pages 16 to 18.

   <F4>  Converted from British pounds sterling to US dollars using an exchange rate of 1.49 US dollars per British pound sterling, which was




   the average of the noon buying rates in New York City for cable transfers in British pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York for the three months ending March 31, 1994.























































                                  SIGNATURE
                                  ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Scotsman Industries, Inc.
                                           -----------------------------
                                           Registrant


   Dated:  May 16, 1994                    By:  /s/ Donald D. Holmes
                                                ------------------------
                                                Donald D. Holmes
                                                Vice President-Finance












































                                EXHIBIT INDEX
                                -------------


    Number                  Description                    Page Number
    ------                  -----------                    -----------

    2.1 Agreement and Plan of Merger, dated as of January 11, 1994, among Scotsman
            Industries, Inc., Scotsman Acquisition
            Corporation, DFC Holding Corporation, The
            Delfield Company, Onex Corporation, Onex
            DHC LLC, Pacific Mutual Life Insurance Co.,
            PM Group Life Insurance Co., EJJM, Matthew
            O. Diggs, Jr., Timothy C. Collins, W.
            Joseph Manifold, Charles R. McCollom, Anita
            J. Moffatt Trust, Anita J. Moffatt, Remo
            Panella, Teddy F. Reed, Robert L. Schafer,
            Graham E. Tillotson, John A. Tilmann Trust,
            John A. Tilmann, Kevin E. McCrone, Michael
            P. McCrone, Ronald A. Anderson and
            Continental Bank N.A. (incorporated by
            reference herein to the Company's 8-K,

            dated January 13, 1994, File No. 0-10182), as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 17, 1994 (incorporated by reference herein to the Company's 10-K for the fiscal year ended January 2, 1994).
    2.2     Share Acquisition Agreement, dated as of
            January 11, 1994, among Scotsman
            Industries, Inc., Whitlenge Acquisition
            Limited, Whitlenge Drink Equipment Limited,

            Timothy C. Collins, Graham F. Cook,
            Christopher R.L. Wheeler, Michael de St.
            Paer and John Rushton (incorporated by
            reference herein to the Company's 8-K,
            dated January 13, 1994, File No. 0-10182), as amended by the First Amendment to Share
            Acquisition Agreement, dated as of March
            17, 1994 (incorporated by reference herein to the Company's 10-K for the fiscal year ended January 2, 1994).














    Number                  Description                    Page Number
    ------                  -----------                    -----------

    4.1     Rights Agreement dated as of April 14,
            1989 between Scotsman Industries, Inc. and
            Harris Trust & Savings Bank (incorporated herein by reference to the Company's 8-K, dated April 25, 1989, File No. 0-10182), as amended by Amendment No. 1 thereto, dated as of January 11, 1994 (incorporated herein by reference to Scotsman Industries, Inc.
            Amendment No. 4 to General Form for
            Registration of Securities on Form 10/A, as filed with the Commission on January 27,

            1994, File No. 0-10182).
    4.2     Certificate of Designations of Series A
            $0.62 Cumulative Convertible Preferred
            Stock of Scotsman Industries, Inc.
            (incorporated by reference to the Company's
            Registration Statement on Form S-4, as
            amended, No. 33-52033)

    12      Scotsman Industries, Inc. Ratio of Earnings         36
            to Fixed Charges
































